Revenue Interest Obligation	12 Months Ended
Dec. 31, 2022
Revenue Interest Obligation
Revenue Interest Obligation

Note 11. Revenue Interest Obligation

As part of the CorMatrix asset acquisition described in Note 8, the Company assumed a restructured, long-term obligation (the “Revenue Interest Obligation”) to Ligand Pharmaceuticals (“Ligand”) with an estimated present value on the acquisition date of $27.7 million. Subject to annual minimum payments of $2.75 million per year, the terms of the Revenue Interest Obligation require Elutia to pay Ligand, 5% of future sales of the products Elutia acquired from CorMatrix, including CanGaroo, ProxiCor, Tyke and VasCure, as well as products substantially similar to those products, such as the version of CanGaroo that Elutia is currently developing that is designed to include antibiotics.

Furthermore, a $5.0 million payment will be due to Ligand if cumulative sales of these products exceed $100 million and a second $5.0 million will be due if cumulative sales exceed $300 million during the ten-year term of the agreement which expires on May 31, 2027.

The Company recorded the present value of the estimated total future payments under the Revenue Interest Obligation as a long-term obligation, with the short-term portion as of December 31, 2022 comprised of (i) the 2023 minimum payments, (ii) the first $5.0 million sales milestone payment noted above and (iii) the unpaid portion of the 2022 minimum payments. The short-term portion as of December 31, 2021 was comprised of the 2022 minimum payments.  Interest expense related to the Revenue Interest Obligation of approximately $2.7 million was recorded for both the years ended December 31, 2022 and 2021. See Note 12 for discussion of the value of this obligation.